Putnam
Investment Grade
Municipal Trust III

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

This year, investors were reminded of a basic principle of investing: when the financial markets turn around, they move so fast that those who are not already positioned in the recovering sector are often too late to benefit. After the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds suddenly were the place to be. The municipal bond market had begun to anticipate the beginning of a slowdown in the economy -- and delivered better performance to investors who had maintained their positions, including investors in Putnam Investment Grade Municipal Trust III.

Total return for 12 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                9.84%              10.27%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* INVESTMENT GRADE SECTOR PERFORMED WELL

During the second half of the past twelve months, we saw positive total returns as interest rates in the municipal market have fallen. The investment grade and AAA/Aaa-rated sectors of the municipal market benefited the most. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). As spreads widened, your fund benefited because its portfolio comprised roughly 98% investment-grade bonds, including 38.1% AAA/Aaa-rated bonds.

As investors moved into the higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds lagged. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated investment grade bonds (BBB/Baa) at undervalued prices, with the goal of increasing the fund's income level. However, it is important to note that we are looking for well-known bonds, issues that have provided solid disclosure to potential investors. Our strategy will be especially beneficial if credit yield spreads begin to narrow, as we believe they will. At this stage, credit selection becomes extremely important, and depends on the most meticulous research efforts on the part of Putnam's analytical team.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           24.1%

Transportation        18.9%

Utilities             18.2%

Water
and sewer             17.6%

Housing                5.0%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


* EXPOSURE TO TRANSPORTATION SECTOR PAYS OFF

Your fund has a healthy exposure to the transportation sector, particularly the airline industry, which has had a fairly profitable year despite significant fuel cost increases. One of the fund's longtime holdings is American Airlines (Dallas-Fort Worth International Airport Facility), which continues to post strong net profits based on unwavering passenger demand and high capacity despite the high cost of oil.

Airports, like airlines, are also continuing to expand to meet higher carrier and passenger needs. Airlines are flying into more and more smaller regional airports like Providence, Rhode Island and Manchester, New Hampshire, thereby adding to airport revenues. Bonds issued by a well-known airport in a larger city, The Denver City & County Airport, have been upgraded this year by all three major rating agencies (Standard & Poor's, Moody's, and Fitch). The Denver airport's debt service coverage remains strong and passenger traffic continues to surpass record levels, conditions that explain why these bonds performed well within your fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 38.1%

AA/Aa -- 7.0%

A -- 27.1%

BBB/Baa -- 25.6%

BB -- 2.2%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Revenue bonds issued to support toll roads continue to attract interest from investors. They offer relatively high yields, because of slightly higher risks from uncertainties surrounding construction and traffic flows. There is one relatively new bond-financed toll road project in Colorado that we believe offers excellent performance potential. Known as the E-470 Public Highway, the project involves the extension of an existing toll road to loop around the eastern side of Denver. When complete, it will improve access to the Denver International Airport from the north. Issued by the Colorado Public Highway Authority, the bonds are rated BBB- by Standard & Poor's and Baa3 by Moody's. Another toll road bond that has performed well was issued by the Connector 2000 Association, Inc. to build an eastern highway loop around Greenville, South Carolina. This toll road will improve access to the Greenville airport. This project is ahead of schedule and expected to be open to traffic in early 2001. While this holding and others discussed in this report were viewed favorably as of October 31, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* OUTLOOK FOR PERFORMANCE

The supply of municipal bonds has been notably light over the past several months, both in terms of new issues and within the secondary market. Because of the strong economy, state and local governments are flush with revenues and have little reason to issue new bonds. This light supply in the face of improved demand should help municipal bond performance in the months ahead.

Recent economic reports indicated that the U.S economy is still healthy, but growing more slowly than earlier in the year. The Fed did not raise interest rates in November and the odds are good it will move to a neutral bias if the equity markets remain volatile. Inflation seems to be tame, projected to be in the 3% to 4% range. If performance improves in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the investment-grade spectrum, may offer the opportunity for increased tax-exempt income and potential price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                         Lehman Brothers
                                 Market     Municipal       Consumer
                        NAV      price     Bond Index     price index
-------------------------------------------------------------------------------
1 year                 9.84%    10.27%        8.51%          3.45%
-------------------------------------------------------------------------------
5 years               30.99     27.82        32.05          13.14
Annual average         5.55      5.03         5.72           2.50
-------------------------------------------------------------------------------
Life of fund
(since 11/29/93)      40.10     14.77        46.37          19.27
Annual average         4.99      2.01         5.66           2.58
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00
-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                      12
-------------------------------------------------------------------------------
Income                                                   $0.7380
-------------------------------------------------------------------------------
Capital gains1                                              --
-------------------------------------------------------------------------------
  Total                                                  $0.7380
-------------------------------------------------------------------------------
Preferred shares                                  Series A (200 shares)
-------------------------------------------------------------------------------
Income                                                  $2,001.43
-------------------------------------------------------------------------------
Capital gains1                                              --
-------------------------------------------------------------------------------
  Total                                                 $2,001.43
-------------------------------------------------------------------------------
Share value (common shares)                        NAV         Market price
-------------------------------------------------------------------------------
10/31/99                                         $12.24          $10.688
-------------------------------------------------------------------------------
10/31/00                                          12.55           11.00
-------------------------------------------------------------------------------
Current
dividend
rate2                                              5.88%           6.71%
-------------------------------------------------------------------------------
Taxable
equivalent3                                        9.74           11.11
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                                                                      Market
                                                          NAV          price
----------------------------------------------------------------------------
1 year                                                   6.89%         9.62%
----------------------------------------------------------------------------
5 years                                                 31.45         30.66
Annual average                                           5.62          5.49
----------------------------------------------------------------------------
Life of fund
(since 11/29/93)                                        38.32         15.43
Annual average                                           4.86          2.12
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. This index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2000




THE FUND'S PORTFOLIO
October 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (1.7%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+         $   1,047,930

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28                Baa               330,500

California (2.6%)
-------------------------------------------------------------------------------------------------------------------
            500,000 CA Statewide Cmntys. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               430,000
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    6.774s, 4/23/08 (SEG)                                                 Aaa             1,146,250
                                                                                                      -------------
                                                                                                          1,576,250

Colorado (12.3%)
-------------------------------------------------------------------------------------------------------------------
          8,700,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3              652,500
          1,000,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              1,001,250
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000 Ser. A, 8 3/4s, 11/15/23                                              A2              2,323,364
            795,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa               843,908
          1,370,000 Ser. A, 8 1/2s, 11/15/23                                              A2              1,399,099
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              A2              1,186,250
                                                                                                      -------------
                                                                                                          7,406,371

Florida (6.5%)
-------------------------------------------------------------------------------------------------------------------
                    Broward Cnty., Resource Recvy. Rev. Bonds
            830,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A                 848,675
          1,695,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A               1,733,138
          1,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3                833,750
            500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                         A2                494,375
                                                                                                      -------------
                                                                                                          3,909,938

Georgia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            200,000 8.719s, 8/1/10                                                        Aaa               218,000
            300,000 8.719s, 8/1/10, Prerefunded                                           Aaa               330,000
                                                                                                      -------------
                                                                                                            548,000

Illinois (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines), 8.2s, 12/1/24                                    Baa             1,661,250
          1,605,000 IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks Med. Ctr.),
                    Ser. D, 9 1/2s, 11/15/15                                              AAA             1,639,379
            750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A-                635,625
                                                                                                      -------------
                                                                                                          3,936,254

Indiana (3.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                    Rev. Bonds (Excise Tax Rev. Lease Rental), Ser. A,
                    AMBAC, 7s, 6/1/21                                                     Aaa             2,064,400

Kansas (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Burlington, Poll. Ctrl. Rev. Bonds (Kansas Gas &
                    Electric Co.), MBIA, 7s, 6/1/31                                       Aaa             2,479,656

Kentucky (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton
                    Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                             A2              1,026,250
            400,000 KY Econ. Dev. Fin. Auth. Hlth. System Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P             390,500
                                                                                                      -------------
                                                                                                          1,416,750

Louisiana (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,420,000 Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                    7 3/4s, 6/1/21                                                        Baa3            1,461,819

Massachusetts (7.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MA State Dev. Fin. Agcy. Rev. Bonds (Ma. Biomedical
                    Research), Ser. C, 6 1/4s, 8/1/20                                     A               1,007,500
            750,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                    Central MA), Ser. B, AMBAC, 8.42s, 6/23/22                            Aaa               867,188
          1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29                                                        Aaa             1,013,750
            830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             1,304,138
                                                                                                      -------------
                                                                                                          4,192,576

Minnesota (1.6%)
-------------------------------------------------------------------------------------------------------------------
            925,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa               990,906

Mississippi (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Mississippi Bus. Fin. Corp. Poll. Ctrl. Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               BBB-              460,000

Missouri (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 MO State Hlth. & Edl. Fac. Rev. Bonds (St. Anthony's
                    Med. Ctr.), 6 1/4s, 12/1/30                                           A                 493,750

Nevada (3.2%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
          1,000,000 (NV Pwr. Co.), Ser. A, 5.9s, 11/1/32                                  BBB               895,000
          1,000,000 (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            1,043,750
                                                                                                      -------------
                                                                                                          1,938,750

New York (7.7%)
-------------------------------------------------------------------------------------------------------------------
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          2,000,000 Ser. C, 7 3/4s, 6/15/20                                               Aaa             2,071,880
          1,000,000 Ser. B, 5 3/4s, 6/15/26                                               AA              1,008,750
          1,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                    Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                    7 1/2s, 1/1/26                                                        A+              1,009,910
            500,000 Port Auth. NY & NJ 144A, Ser. N18,
                    8.75s, 12/1/17                                                        Aaa               556,250
                                                                                                      -------------
                                                                                                          4,646,790

North Carolina (3.3%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+            1,026,250
            500,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3              461,250
            500,000 Ser. B, 5.65s, 1/1/16                                                 BBB               476,250
                                                                                                      -------------
                                                                                                          1,963,750

North Dakota (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1/P            508,125

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1              360,000

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  BB+               418,500

Pennsylvania (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Environmental Impt.). Ser. A, 6.7s, 12/1/20                          Baa1            1,020,000
            250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-/P            256,250
          1,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  BB-               886,250
                                                                                                      -------------
                                                                                                          2,162,500

Puerto Rico (0.9%)
-------------------------------------------------------------------------------------------------------------------
            500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.378s, 7/1/23                          Aaa               539,375

South Carolina (1.1%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Connector 2000 Association, Inc. SC Toll Road
                    Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-              379,375
            300,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa2              310,125
                                                                                                      -------------
                                                                                                            689,500

Tennessee (8.2%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Rev. Bonds
          1,000,000 (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            1,005,000
          1,000,000 Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                    cost 941,900) (RES)                                                   Aaa             1,055,000
          2,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.557s, 1/1/22                          Aaa             2,889,000
                                                                                                      -------------
                                                                                                          4,949,000

Texas (10.4%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                             AAA/P           2,585,999
          1,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines), 6 3/8s, 5/1/35                        Baa1              971,250
          2,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                    Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A2              2,093,720
                    Tomball, Hosp. Auth. Rev. Bonds (Tomball
                    Regl. Hosp.)
            400,000 6 1/8s, 7/1/23                                                        Baa2              344,500
            300,000 6s, 7/1/29                                                            BBB/P             249,750
                                                                                                      -------------
                                                                                                          6,245,219

Virginia (2.5%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Pocahontas Pkwy Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3              495,000
          1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                    7.1s, 1/1/17                                                          Aa1             1,033,750
                                                                                                      -------------
                                                                                                          1,528,750

Washington (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             1,041,250
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $60,357,682) (b)                                          $  59,306,609
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $60,305,913.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $60,428,946 resulting in gross unrealized appreciation and depreciation of $1,350,428 and $2,472,765, respectively, or net unrealized depreciation of $1,122,337.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $1,055,000 or 1.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at October 31, 2000, which are subject change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2000.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000
      (as a percentage of net assets):

            Health care              24.1%
            Transportation           18.9
            Utilities                18.2
            Water and sewer          17.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000

                                     Aggregate Face   Expiration    Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (long)           $11,847,938     $11,795,577      Dec-00      $52,361
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $60,357,682) (Note 1)                                          $59,306,609
-------------------------------------------------------------------------------------------
Cash                                                                                 57,700
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,421,469
-------------------------------------------------------------------------------------------
Total assets                                                                     60,785,778

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         40,906
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               246,413
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        108,296
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)                        8,660
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       11,555
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,263
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               62,772
-------------------------------------------------------------------------------------------
Total liabilities                                                                   479,865
-------------------------------------------------------------------------------------------
Net assets                                                                      $60,305,913

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          55,813,561
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (217,488)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,291,448)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (998,712)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $60,305,913

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       21,603
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,021,603
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $50,284,310
-------------------------------------------------------------------------------------------
Net asset value per common share
($50,284,310 divided by 4,007,092 shares)                                            $12.55
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Tax exempt interest income:                                                      $3,976,847
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    414,168
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       55,770
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    9,131
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,809
-------------------------------------------------------------------------------------------
Auditing                                                                             30,600
-------------------------------------------------------------------------------------------
Other                                                                                57,184
-------------------------------------------------------------------------------------------
Total expenses                                                                      570,662
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (41,689)
-------------------------------------------------------------------------------------------
Net expenses                                                                        528,973
-------------------------------------------------------------------------------------------
Net investment income                                                             3,447,874
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (43,283)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     708,884
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year              501,234
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,166,835
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,614,709
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 3,447,874      $ 3,392,461
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   665,601         (478,078)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 501,234       (4,526,104)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                               4,614,709       (1,611,721)
--------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (400,285)        (323,140)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $21,603 and $16,069, respectively)                            4,214,424       (1,934,861)
--------------------------------------------------------------------------------------------------
Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,956,967)      (3,123,262)
--------------------------------------------------------------------------------------------------
In excess of net investment income                                             --          (42,020)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,257,457       (5,100,143)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      59,048,456       64,148,599
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $217,488 and
$308,110, respectively)                                               $60,305,913      $59,048,456
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at
beginning and end of year                                               4,007,092        4,007,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                     200              200
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
--------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $12.24       $13.51       $13.35       $13.02       $13.22
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                    .86          .85          .80          .86          .82
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29        (1.25)         .25          .36         (.13)
--------------------------------------------------------------------------------------------------
Total from
investment operations                   1.15         (.40)        1.05         1.22          .69
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net
investment income
--------------------------------------------------------------------------------------------------
To preferred shareholders               (.10)        (.08)        (.09)        (.09)        (.09)
--------------------------------------------------------------------------------------------------
To common shareholders                  (.74)        (.78)        (.80)        (.80)        (.80)
--------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------
To common shareholders                    --         (.01)          --           --           --
--------------------------------------------------------------------------------------------------
Total distributions:                    (.84)        (.87)        (.89)        (.89)        (.89)
--------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.55       $12.24       $13.51       $13.35       $13.02
--------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $11.000      $10.688      $13.688      $12.875      $11.875
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(a)                  10.27       (16.97)       12.92        15.54         6.89
--------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $60,306      $59,048      $64,149      $63,498      $62,166
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.16         1.24         1.21         1.30         1.30
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.21         5.86         5.25         5.90         5.59
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            12.13        17.20        28.13        37.75       123.89
--------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements. (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $3,893,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  524,000    October 31, 2002
     1,863,000    October 31. 2003
       452,000    October 31, 2004
       244,000    October 31, 2005
       810,000    October 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was 4.15%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include a temporary difference of dividends payable, unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution ( or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $41,689 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $405 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,107,735 and $6,999,819, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar year 2000.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                        Votes
                                   Votes for          withheld

Jameson Adkins Baxter              3,773,499           66,077
Hans H. Estin                      3,776,597           62,979
Ronald J. Jackson                  3,780,599           58,977
Paul L. Joskow                     3,779,599           59,977
Elizabeth T. Kennan                3,778,424           61,152
Lawrence J. Lasser                 3,774,599           64,977
John H. Mullin III                 3,780,599           58,977
George Putnam, III                 3,774,388           65,188
A.J.C. Smith                       3,774,361           65,215
W. Thomas Stephens                 3,777,807           61,769
W. Nicholas Thorndike              3,780,297           59,279

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 3,785,279 votes for, and 22,037 votes against, with 32,260 abstentions and broker non-votes.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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